                                  Exhibit "A"

                                                                   Exhibit 10.16

                                 VARIABLE SHARE
                       QUOTA SHARE REINSURANCE AGREEMENT

Reinsured:             Commonwealth Mortgage Assurance Company (and Affiliates)

Reinsurer:             Capital Mortgage Reinsurance Company

Effective Date:        January 1, 1994

Term: Continuous from the Effective Date until terminated as provided below.

Definitions:           When used in this Agreement, the following terms shall
                       have the specific meanings shown unless the context of any provision hereof clearly indicates otherwise. Any definitions set forth herein shall (i) include the singular as well as plural, and (ii) all accounting terms involving premium and loss calculations shall have the meanings ascribed to them under statutory accounting principles prescribed or permitted under the laws and regulations of the Commonwealth of Pennsylvania.

                       "Affiliate" means any insurance company controlled by, controlling or under common control with the Reinsured or Reinsurer, as applicable.

                       "Losses" means losses paid plus allocated loss adjustment expenses paid by the Reinsured during the Term of this Agreement arising from Covered Business and reported by the Reinsured within its statutory financial statements, net of any salvage in connection therewith. Reinsured's determination of Losses shall be binding on the Reinsurer.

                       "Calendar Year" means each whole calendar year, i.e. each January 1 through December 31.

                       "Calendar Year's Earned Premium" means for any Calendar Year, the amount of gross earned premium allocable to Covered Business and reported by the Reinsured within its statutory financial statement for the particular Calendar Year.

                       "Calendar Year's Losses" means, for any Calendar Year, the amount of Losses allocable to Covered Business and reported by the Reinsured within its year-end statutory financial statement for the particular Calendar Year.

                       "Calendar Year's Ever to Date Written Premium" means for any particular Calendar Year, the aggregate amount of all gross written premium allocable to Covered Business reported by the Reinsured within its year-end financial statements for the period from the Calendar Year in which the underlying primary mortgage guaranty insurance policies were issued through the end of the particular Calendar Year.

                       "Calendar Year's Ever to Date Covered Losses" means, for any particular Calendar Year, the aggregate amount of all Losses reimbursed, or reimbursable by the Reinsurer hereunder, whether under the Calendar Year Variable Quota Share Coverage or the Underwriting Year Excess Coverage, from the Effective Date through the end of the particular Calendar Year.


                       "Underwriting Year" means the Calendar Year beginning January 1, 1994 and ending December 31, 1994.

                       "Underwriting Year's Written Premium" means the gross written premium allocable to Covered Business written by the Reinsured during the Underwriting Year.

                       "Underwriting Year's Net Losses" means the aggregate of all Losses allocable to Covered Business minus the amount of such Losses reimbursed, or reimbursable by the Reinsurer pursuant to this Agreement from the Effective Date through the end of the particular Calendar Year.

                       "Gross Risk in Force" means the aggregate amount of exposure arising from Covered Business calculated by multiplying the unpaid principal balance of each mortgage loan insured by Reinsured by the coverage percentage for each such loan.

Covered Business:      All primary mortgage guaranty insurance policies issued
                       by the Reinsured during the Underwriting Year.

Exclusions:            Pool Insurance

               Reinsurance Assumed

Coverages:     Calendar Year Variable Quota Share Coverage: The Reinsurer will assume as reinsurance and be liable for:

               (i) 7.5% of the amount of each Calendar Year's Losses that do not exceed 60% of such Calendar Year's Earned Premium.

               (ii) 11.25% of the amount of each Calendar Year's Losses that exceed 60% but are less than or equal to 180% of such Calendar Year's Earned Premium. Provided, however, that for any Calendar Year in which such Calendar Year's Losses exceed 60% of such Calendar Year's Earned Premium, Reinsurer shall assume and be liable for an additional 3.75% of such Calendar Year's Losses up to 60% of such Calendar Year's Earned Premium.

               (iii) 15% of the amount of each Calendar Year's Losses that exceed 180% of such Calendar Year's Earned Premium.

               (iv) 100% of the amount of each Calendar Year's Losses that exceed 85% of the Reinsured's Gross Risk in Force at the end of such Calendar Year and are not covered pursuant to provisions (i) through (iii) above.

               Underwriting Year Excess Coverage: The Reinsurer will assume as reinsurance and be liable for:

               (i) 100% of the Underwriting Year's Net Losses incurred by the Reinsured during Calendar Years one through four, to the extent that 8% of the Underwriting Year's Written Premium, plus any unpaid ceding commission, exceeds the Calendar Year's Ever to Date Covered Losses at the end of the fourth Calendar Year of this Agreement.

               (ii) 100% of the Underwriting Year's Net Losses incurred by the Reinsured during Calendar Years five through seven, to the extent that 8% of the premium allocable to the Underwriting Year and collected during the first and second Calendar Years of this Agreement plus any unpaid ceding commission, exceeds the Calendar Year's Ever to Date Covered Losses at the end of the seventh Calendar Year of this Agreement.

               (iii) 100% of the Underwriting Year's Net Losses incurred by the Reinsured through the end of the tenth Calendar Year of this Agreement, to the extent that 8% of the premium allocable to the Underwriting Year, plus any unpaid ceding commission, exceeds the Calendar Year's Ever to Date Covered Losses, at the end of the tenth Calendar Year of this Agreement.

Premium: The Reinsured shall pay to the Reinsurer a premium (the "Premium") during the Term of this Agreement equal to 15% of the Reinsured's gross written premium allocable to Covered Business during each calendar quarter. The Premium, net of any ceding commission due hereunder, shall be due and payable within thirty
               (30) days after the end of such calendar quarter and shall be remitted as set forth below.

Ceding
Commission:    The Reinsurer shall pay to the Reinsured a ceding commission of thirty (30%) of the Premium paid hereunder, provided, however, that for any Calendar Year for which such Calendar Year's Losses exceed sixty percent (60%) of such Calendar Year's Earned
               Premium, no ceding commission shall be paid.

Loss
Payments:      Calendar Year Variable Quota Share Coverage

               The Reinsurer shall pay to the Reinsured a provisional payment for Losses reinsured under the Calendar Year Variable Quota Share Coverage equal to 7.5% of the amount of Reinsured's Losses during each calendar quarter during the Term of this Agreement no later than the later of (i) thirty

          (30) days after the end of such calendar quarter, and (ii) ten (10) business days following the receipt by Reinsurer of a schedule setting forth the amount of Reinsured's Losses during such quarter. Sixty (60) days after the end of each Calendar Year (or any shorter period in the event of a termination) the Reinsured shall prepare and forward to Reinsurer a loss account showing for such Calendar Year (or shorter period) and the Underwriting Year, all Losses, Written Premium, Earned Premium and Gross Risk in Force. Within ten (10) days after Reinsurer's receipt of the loss account for a particular Calendar Year (or shorter period), the Reinsurer and the Reinsured shall transfer funds between them so as to reconcile the difference between (i) the Reinsured's Calendar Year's Losses reimbursed and reimbursable hereunder, and (ii) the sum of the provisional payments for Losses and payments of ceding commissions made by Reinsurer with respect to the calendar quarters during such Calendar Year (or shorter period).

          Underwriting Year Excess Coverage

          The Reinsurer shall remit to the Reinsured a provisional payment of any amounts due Reinsured under the Underwriting Year Excess Coverage on or before the last business day of the fourth, seventh and tenth Calendar Years of this Agreement. Reinsured shall provide Reinsurer with a provisional loss account no later than thirty (30) days prior to the end of any such Calendar Year.

          Sixty (60) days after the end of the fourth, seventh and tenth Calendar Years of this Agreement, the Reinsured shall prepare and forward to Reinsurer a loss account showing for such Calendar Year and the Underwriting Year, all Losses, Written Premium, Earned Premium and Gross Risk in Force. Within ten (10) business days after Reinsurer's receipt of the loss account for the fourth, seventh and tenth Calendar Years, the Reinsurer and the Reinsured shall transfer funds between them so as to reconcile the difference between (i) the Reinsured's Underwriting Year's Net Losses, and (ii) the sum of the provisional payments made by Reinsurer under the Underwriting Year Excess Coverage with respect to such Calendar Year.

Cancellation,
Termination:   A. This Agreement is non-cancelable by either party hereto for a period of ten years from the effective date hereof, except as provided in Section (B) below.

               B. Upon the occurrence of one or more of the following events, the Reinsured, upon providing ninety (90) days prior written notice to Reinsurer, shall have the right to terminate this Agreement on a cut-off basis, providing that such event or events have not been corrected prior to the expiration of such ninety
               (90) day period:

               1. Notice from Standard & Poor's Corporation ("S&P"), Moody's Investor Services, Inc. ("Moody's"), or any other nationally recognized rating agency that rates the Reinsured, confirmation of which shall be provided to the Reinsurer, that the Reinsured's then-current financial strength or claims-paying rating cannot be maintained because of the reinsurance coverage provided hereunder.

               2. Receipt by the Reinsured of written notice from the Pennsylvania Department of Insurance, or any other regulatory authority, a copy of which notice shall be provided to the Reinsurer, denying to Reinsured full financial statement credit according to the statutory requirements of the Commonwealth of Pennsylvania or any other jurisdiction in which the failure of Reinsured to obtain such full financial statement credit would have a material adverse impact on the Reinsured.

               3. Each party shall have the right to terminate this Agreement in the event of any actual or alleged breach or non-performance of a material provision of this Agreement by the other party which is not corrected or cured within thirty (30) days of the receipt by such other party of a written notice specifying the nature of the claimed breach or non-performance.

               4. Each party shall have the right to terminate this Agreement on December 31, 2003 (or any subsequent December 31) by providing at least ninety (90) days prior written notice of its intention to terminate this Agreement.

               After a termination cut-off pursuant to this Section, the Reinsurer shall pay to the Reinsured a profit commission equal to (i) 8% of the current Calendar Year's Ever to Date Written Premium, plus (ii) any unpaid ceding commission not paid in any Calendar Year when the Underwriting Year's Ever to Date Covered Losses exceeded sixty percent (60%) of such Calendar Year's Earned Premium, minus (iii) such Calendar Year's Ever to Date Covered Losses.

               At any termination of this Agreement, the Reinsurer shall refund to the Reinsured, in addition to any other sums due to the Reinsured hereunder, 16.67% of the Reinsured's ceded unearned premium with respect to Covered Business as of the date of such termination.

Financial
Statement
Credit: The Reinsurer shall take all steps necessary for the Reinsured to obtain full financial statement credit according to the statutory requirements of the Commonwealth of Pennsylvania, the State of New York, and any other jurisdiction in which the failure of Reinsured to obtain such full financial statement credit would have a material adverse impact on the Reinsured.

Trust
Agreement:     Upon the execution of this Agreement by the parties, the
               Reinsurer shall establish a trust account (the "Trust") for the benefit of the Reinsured at a financial institution and under a trust agreement acceptable to Reinsured. The Reinsured shall promptly reimburse the Reinsurer for the reasonable and customary fees and expenses of the administration of the Trust.

               The payments of Premium (net of any ceding commissions due) by the Reinsured hereunder shall be made in two parts: (i) an amount equal to (16.67%) of any Premium shall be remitted directly to the Reinsurer; and (ii) any remaining Premium due, net of any ceding commission, shall be deposited directly into the Trust.

               Deposits of Premium into the Trust shall be invested at the discretion of the Reinsurer, provided, however, that at each quarter-end (i) at least ninety-five percent (95%) of the assets of the Trust shall consist of instruments or securities determined, as of the date of each quarter-end, to be of investment grade as defined from time to time by S&P and/or Moody's, (ii) at least fifty percent (50%) of the investments and cash assets of the Trust shall consist of cash or cash equivalents, or securities determined, as of the date of purchase, to be of the highest investment grade as determined from time to time by S&P and/or Moody's, and (iii) none of the assets of the Trust may be invested in instruments or securities with any real estate-related risk, and (iv) none of the assets of the Trust may be invested in instruments or securities of the Reinsurer, Reinsured or any Affiliate of either. Reinsurer shall be entitled to the investment income generated by the Trust.

               The Reinsured has the right and the obligation to withdraw assets from the Trust at any time and from time to time, as the Reinsured shall elect, in satisfaction of Reinsurer's obligations hereunder, provided that such obligations have not been previously reimbursed by to the Reinsured by the Reinsurer. In the event that, at any time, the assets of the Trust are insufficient to satisfy fully the obligations of the Reinsurer hereunder, the Reinsurer shall satisfy such shortfall directly as provided hereinabove.

               The Reinsurer may withdraw, and retain for its own account, all investment income earned on the Trust's assets at any time and from time to time as the Reinsurer shall elect. The trustee shall allow no other withdrawals or substitutions of assets from or to the Trust except as permitted hereunder.

               The trustee shall immediately honor all withdrawal requests made in accordance herewith and take all steps necessary to transfer the applicable assets held under the Trust to the appropriate party.

               Any disputes arising from the Trust may not be the subject of an arbitration proceeding between the parties unless both Reinsured and Reinsurer agree in writing to such an arbitration proceeding.

Other
Provisions:    This Agreement is subject to the negotiation and execution of a formal reinsurance treaty and a trust agreement both acceptable to the parties containing in addition to the terms and conditions set forth herein, ordinary and customary clauses set forth in reinsurance transactions generally, including, but not limited to the following:

          Follow the Fortunes Clause
          Offset Clause
          Errors and Omissions Clause
          Inspections Clause
          Taxes Clause
          Service of Suit Clause
          Insolvency Clause
          Arbitration Clause
          Assignment Clause
          Notices Clause
          Waiver Clause
          Negotiated Agreement Clause
          Governing Law Clause (PA)
          Salvage Clause
          Subrogation Clause
          Access to Records Clause
          Reports Clause
          Parental Wrap of Reinsurer Clause
          Penalty Interest for Late Payments


Agreed to and accepted by:

Commonwealth Mortgage Assurance Company

By: /s/ James C. Miller
   -------------------------------------
    James C. Miller, President

Date: 5/24/94
     -------------


Capital Mortgage Reinsurance Company

By:
   -------------------------------------

Date:
     -----------------
          set forth in reinsurance transactions generally, including, but not limited to the following:

          Follow the Fortunes Clause
          Offset Clause
          Errors and Omissions Clause
          Inspections Clause
          Taxes Clause
          Service of Suit Clause
          Insolvency Clause
          Arbitration Clause
          Assignment Clause
          Notices Clause
          Waiver Clause
          Negotiated Agreement Clause
          Governing Law Clause (PA)
          Salvage Clause
          Subrogation Clause
          Access to Records Clause
          Reports Clause
          Parental Wrap of Reinsurer Clause
          Penalty Interest for Late Payments

Agreed to and accepted by:

Commonwealth Mortgage Assurance Company

By: /s/ James C. Miller
    -----------------------------------
    James C. Miller, President

Date:
     ---------------

Capital Mortgage Reinsurance Company

By: /s/ [ILLEGIBLE SIGNATURE]
    -----------------------------------

Date: 5/24/94
     ---------------


                                       9